Exhibit 99.1
Tiptree Announces Plan for CFO Transition

NEW YORK--(BUSINESS WIRE) -- Tiptree Inc. (NASDAQ:TIPT) (“Tiptree” or the “Company”), today announced that Sandra Bell will be retiring as Chief Financial Officer of Tiptree, effective March 31, 2023 (or if later, then the filing of Tiptree’s 2022 Form 10-K ) (the “Transition Effective Date”).
Tiptree also announced that Scott McKinney will succeed Ms. Bell as Chief Financial Officer on the Transition Effective Date. The Company and Ms. Bell have mutually agreed on the terms under which she will stay on as CFO until the Transition Effective Date.
Ms. Bell said “I came to Tiptree with the objective of building a strong financial platform to support our senior leadership team in their capital allocation and other strategic decisions. Now that we have accomplished that objective, I feel it is the right time for me to move on to the next phase of my career and focus on advisory roles and serving on boards of public companies. I am confident that I am leaving the finance organization in good hands under Scott’s leadership.”
Executive Chairman Michael Barnes said “On behalf of the board of directors, we are extremely grateful to Sandra for her achievements and leadership while here at Tiptree. Sandra has been an integral part of our senior management team since her joining us in 2015. We wish her much success in the future.”
Mr. McKinney was recently promoted to Deputy Chief Financial Officer in April of this year and previously served as Director of Financial Planning and Analysis, which included overseeing strategic planning and financial analysis along with heading up our investor relations efforts. Prior to joining Tiptree in 2016, Mr. McKinney worked in various finance executive positions at General Electric Company. Mr. McKinney received his BS in Management from Purdue University.
Mr. Barnes said, “Scott has been with us for many years, has a deep understanding of our businesses, and is well qualified and prepared to take on his new responsibilities. The board of directors and I are excited to welcome Scott to his new role.”

About Tiptree
Tiptree Inc. (NASDAQ: TIPT) allocates capital to select small and middle market companies with the mission of building long-term value. Established in 2007, we have a significant track record investing in the insurance sector and across a variety of other industries, including mortgage origination, specialty finance and shipping. With proprietary access and a flexible capital base, we seek to uncover compelling investment opportunities and support management teams in unlocking the full value potential of their businesses. For more information, please visit tiptreeinc.com and follow us on LinkedIn.

Forward-Looking Statements
This release contains “forward-looking statements” which involve risks, uncertainties and contingencies, many of which are beyond the Company’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this release that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “should,” “target,” “will,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations for our businesses and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K, and as described in the Company’s other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, our actual performance could be materially different from the results described or anticipated by our forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to update any forward-looking statements.